EXHIBIT 23



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-42005, 33-42006, 33-70932, 33-70934, and 33-80652.


                                       ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 5, 1997